Exhibit 20.1

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicing Report

Collection Period	28
Settlement Period Begin Date	1/1/2006
Settlement Period End Date	1/31/2006
Distribution Date	2/15/2006

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,435,195,167.77	2,377,232,919.62
Adjusted Pool Balance	2,398,667,240.25	2,341,574,425.83
Required Pool Balance	2,390,698,923.79	2,341,144,562.25

Trust Available Subordinated Amount	281,074,083.79	281,809,722.25
Required Subordinated Amount	281,074,083.79	281,809,722.25
Incremental Subordinated Amount	64,381,656.99	71,222,595.45
Transferor Amount	391,885,270.95	364,064,712.05

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	251,259,725.70	253,611,474.30
91+ day past due receivable balance	86,945.39	77,726.62
Total	251,346,671.09	253,689,200.92
Rest of the dealers
0-90 days past due (0 = current)	111,048,842.80	104,920,217.53
91+ day past due receivable balance	3,096.00	2,882,296.74
Total	111,051,938.80	107,802,514.27
Used Equipment
0-90 days past due (0 = current)	350,498,281.63	374,339,292.46
91+ day past due receivable balance	2,696,250.07	2,143,530.00
Total	353,194,531.70	376,482,822.46
Rental Equipment
0-90 days past due (0 = current)	293,870,370.13	296,151,894.58
91+ day past due receivable balance	555,112.63	462,365.64
Total	294,425,482.76	296,614,260.22

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	108,263,579.34	110,570,839.11
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	2,202,062.63	11,346,309.87

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	275,966,267.42
New Principal Receivables	369,098,484.87
Receivables Added for Additional Accounts	3,850,979.15
Net Loss	0.00
Monthly Dilution Amount	35,169,969.30
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	275,966,267.42
Reallocated Yield Amount	4,139,494.01
Series Allocable Principal Collections	271,826,773.41
Principal Allocation Percentage of Series Allocable Principal Collections	94.23%

3. Non-principal Collections
Interest Collections	18,122,757.37
Reallocated Yield Amount	4,139,494.01
Series Allocable Interest Collections	22,262,251.38
Floating Allocation Percentage of Series Allocable Interest Collections	94.23%

4. Investment Proceeds
Collection Account Investment Earnings	2,481.66
Reserve Account Investment Earnings	119,538.92
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	35,194.67
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	157,215.25

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,404,990,366.49
1-30 days past due	5,924,304.45
31-60 days past due	12,082,025.67
61-90 days past due	1,913,415.48
91-120 days past due	2,772,077.23
120+ days past due	7,512,978.45
Total	2,435,195,167.77

2. Sold Out of Trust
0-90 days past due (0 = current)	410,084.92
91+ day past due receivable balance	476,783.40
Total	886,868.32

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1 and 2003-3

Monthly Servicing Report

Collection Period	28
Settlement Period Begin Date	1/1/2006
Settlement Period End Date	1/31/2006
Distribution Date	2/15/2006

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,435,195,167.77	2,377,232,919.62
Adjusted Pool Balance	2,398,667,240.25	2,341,574,425.83
Required Pool Balance	2,390,698,923.79	2,341,144,562.25

Trust Available Subordinated Amount	281,074,083.79	281,809,722.25
Required Subordinated Amount	281,074,083.79	281,809,722.25
Incremental Subordinated Amount	64,381,656.99	71,222,595.45
Transferor Amount	391,885,270.95	364,064,712.05

2. Portfolio Composition
Top dealer
0-90 days past due (0 = current)	163,055,470.61	154,923,639.44
91+ day past due receivable balance	0.00	0.00
Total	163,055,470.61	154,923,639.44
Next 2 dealers
0-90 days past due (0 = current)	88,204,255.09	98,687,834.86
91+ day past due receivable balance	86,945.39	77,726.62
Total	88,291,200.48	98,765,561.48
Rest of the dealers
0-90 days past due (0 = current)	111,048,842.80	104,920,217.53
91+ day past due receivable balance	3,096.00	2,882,296.74
Total	111,051,938.80	107,802,514.27
Used Equipment
0-90 days past due (0 = current)	350,498,281.63	374,339,292.46
91+ day past due receivable balance	2,696,250.07	2,143,530.00
Total	353,194,531.70	376,482,822.46
Rental Equipment
0-90 days past due (0 = current)	293,870,370.13	296,151,894.58
91+ day past due receivable balance	555,112.63	462,365.64
Total	294,425,482.76	296,614,260.22

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	53,471,688.06	47,948,158.06
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	0.00	9,134,940.36
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	275,966,267.42
New Principal Receivables	369,098,484.87
Receivables Added for Additional Accounts	3,850,979.15
Net Loss	0.00
Monthly Dilution Amount	35,169,969.30
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	275,966,267.42
Reallocated Yield Amount	4,139,494.01
Series Allocable Principal Collections	271,826,773.41
Principal Allocation Percentage of Series Allocable Principal Collections	94.23%

3. Non-principal Collections
Interest Collections	18,122,757.37
Reallocated Yield Amount	4,139,494.01
Series Allocable Interest Collections	22,262,251.38
Floating Allocation Percentage of Series Allocable Interest Collections	94.23%

4. Investment Proceeds
Collection Account Investment Earnings	2,481.66
Reserve Account Investment Earnings	119,538.92
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	35,194.67
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	157,215.25

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,404,990,366.49
1-30 days past due	5,924,304.45
31-60 days past due	12,082,025.67
61-90 days past due	1,913,415.48
91-120 days past due	2,772,077.23
120+ days past due	7,512,978.45
Total	2,435,195,167.77

2. Sold Out of Trust
0-90 days past due (0 = current)	410,084.92
91+ day past due receivable balance	476,783.40
Total	886,868.32

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes

Monthly Servicing Report

Collection Period	28
Settlement Period Begin Date	1/1/2006
Settlement Period End Date	1/31/2006
Distribution Date	2/15/2006

Early Amortization Events

1. Failure by the Servicer to :
N
N
N
N
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	275,966,267.42
Interest Collections	18,122,757.37
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	940,000.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	157,215.25
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2005 series	0.00
Total Transfers into Collection Account	295,186,240.04
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	7,390,834.97
Principal Paid	0.00
Commitment Fees Paid	8,518.75
Claims for Application Paid	0.00
Reserve Account Deposit Amount	940,000.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Backup Servicing Fees Paid	29,715.41
Servicing Fees	1,603,843.33
To CNH	285,213,327.58
Total Transfers from Collection Account	295,186,240.04
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1) Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period	28
Settlement Period Begin Date	1/1/2006
Settlement Period End Date	1/31/2006
Distribution Date	2/15/2006

Period					Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	4.77000%	1,866,636.55	0.00
B	35,825,000.00	35,825,000.00	5.47000%	157,858.88	0.00

Allocation Percentages
Floating Allocation Percentage					25.75%
Principal Allocation Percentage					25.75%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall					2,024,495.43
Monthly Servicing Fee					434,676.67
Monthly Backup Servicing Fee					8,121.61
Controlled Accumulation Amount					0.00
Total Required Payments					2,467,293.71

Series 2003-2 Share of Available Funds
Interest Collections					5,734,009.24
Principal Collections					70,005,655.49
Reserve Account Investment Proceeds					18,492.33
Principal Funding Account Investment Proceeds					0.00
Interest Funding Account Investment Proceeds					8,867.82
Reserve Account Draw Amount					0.00
Subordinated Draw Amount					0.00
Draws from the Series Share of the Excess Funding Account					0.00
Excess Interest Collections from Other Series					0.00
Excess principal Collections from Other Series					0.00
Draws from Principal Funding Account					0.00
Total Available Funds					75,767,024.89

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall					2,024,495.43
Servicing Fee					434,676.67
Reimbursement of Chargeoffs & Monthly Dilution					0.00
Controlled Deposit Amount					0.00
Principal Paid					0.00
Reserve Account Deposit Amount					0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount					0.00
Reinstate reductions in Collateral Amount					0.00
Backup Servicing Fees Paid					8,121.61
Excess Interest Collections made available to other series					3,294,075.69
Excess Principal Collections made available to other series					70,005,655.49
Total Payments					75,767,024.89

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall					0.00
Servicing Fee Shortfall					0.00
Backup Servicing Fee Shortfall					0.00
Controlled Deposit Amount Shortfall					0.00

Collateral Amount
Beginning Collateral Amount					521,612,000.00
Reductions to Collateral Amount					0.00
Reinstatements due to previous reductions					0.00
Ending Collateral Amount					521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	18,492.33
Total Transfers into Reserve Fund	18,492.33

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	18,492.33
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	18,492.33
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	75,767,024.89
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	75,767,024.89
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,024,495.43
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Backup Servicing Fees	8,121.61
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	73,299,731.18
Total Transfers from Collection Account	75,767,024.89
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1

Monthly Servicer Report

Collection Period	7
Settlement Period Begin Date	1/1/2006
Settlement Period End Date	1/31/2006
Distribution Date	2/15/2006

Period					Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	698,489,000.00	698,489,000.00	4.58000%	2,577,036.36	0.00
B	51,511,000.00	51,511,000.00	4.87000%	202,080.51	0.00

	Allocation Percentages
	Floating Allocation Percentage				36.06%
	Principal Allocation Percentage				36.06%

	Required Payments
	Series 2005-1 Monthly Interest & Interest Shortfall				2,779,116.88
	Monthly Backup Servicing Fee				11,370.33
	Monthly Servicing Fee				625,000.00
	Controlled Accumulation Amount				0.00
	Total Required Payments				3,415,487.20

	Series 2005-1 Share of Available Funds
	Interest Collections				8,027,665.01
	Principal Collections				98,008,553.41
	Reserve Account Investment Proceeds				53,688.59
	Principal Funding Account Investment Proceeds				0.00
	Interest Funding Account Investment Proceeds				12,755.25
	Reserve Account Draw Amount				0.00
	Subordinated Draw Amount				0.00
	Draws from the Series Share of the Excess Funding Account				0.00
	Excess Interest Collections from Other Series				0.00
	Excess principal Collections from Other Series				0.00
	Draws from Principal Funding Account				0.00
	Total Available Funds				106,102,662.26

Current Period Payments
	Series 2005-1Monthly Interest and Past Interest Shortfall				2,779,116.88
	Monthly Backup Servicing Fee				11,370.33
	Monthly Servicing Fee				625,000.00
	Reimbursement of Chargeoffs & Monthly Dilution				0.00
	Controlled Deposit Amount				0.00
Principal Paid					0.00
	Reserve Account Deposit Amount				0.00
	Reinstate reductions in Series 2005-1 Available Subordinated Amount				0.00
Reinstate reductions in Collateral Amount					0.00
	Excess Interest Collections made available to other series				4,678,621.65
	Excess Principal Collections made available to other series				98,008,553.41
Total Payments					106,102,662.26

Current Period Interest Shortfall
	Series 2003-1Monthly Interest Shortfall				0.00
	Backup Servicing Fee Shortfall				0.00
Servicing Fee Shortfall					0.00
Controlled Deposit Amount Shortfall					0.00

Collateral Amount
Beginning Collateral Amount					750,000,000.00
Reductions to Collateral Amount					0.00
Reinstatements due to previous reductions					0.00
Ending Collateral Amount					750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	53,688.59
Total Transfers into Reserve Fund	53,688.59

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	53,688.59
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	53,688.59
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	106,102,662.26
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	106,102,662.26
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,779,116.88
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	11,370.33
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	102,687,175.06
Total Transfers from Collection Account	106,102,662.26
Difference	0.00